                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2001


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                0-21198                              76-0233274
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

                        2408 TIMBERLOCH PLACE, SUITE B-4
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

         On December 14, 2001, Zonagen, Inc. issued a press release announcing that the preliminary interim results from the gross necropsies of both old and young rats exposed to various doses of phentolamine suggests that phentolamine does not induce or promote brown fat proliferations in the rat. This study was initiated in November of 2000 in an attempt to resolve the FDA's concerns regarding the appearance of brown fat proliferations in a prior two-year rat study.

         The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release dated December 14, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZONAGEN, INC.

Date: December 14, 2001

                                       By:     /s/ Louis Ploth, Jr.
                                           ------------------------------------
                                               Louis Ploth, Jr.
                                               Vice President, Finance

                                  EXHIBIT INDEX

          Exhibit
          Number                    Description
          --------                  ------------
            99.1           Press Release dated December 14, 2001.